UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 16, 2008

AVOCENT CORPORATION
Exact name of registrant as specified in its charter)

DELAWARE	000-30575	91-2032368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4991 CORPORATE DRIVE	HUNTSVILLE, AL 35805
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code	(256) 430-4000
n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On April 16, 2008, Avocent Corporation publicly disseminated a press release announcing its financial results for its first quarter ended March 28, 2008. The information contained in the press release is incorporated herein by reference and furnished as Exhibit 99.8 hereto.

Avocent is also providing additional commentary regarding the financial results for its first quarter ended March 28, 2008. The information contained in the commentary is incorporated herein by reference and is furnished as Exhibit 99.9 hereto.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Description of Exhibit
	99.8	Press Release issued April 16, 2008
	99.9	Commentary regarding the First Quarter 2008 Results

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVOCENT CORPORATION
Date:	April 16, 2008
		By:	/s/ Edward H. Blankenship
Edward H. Blankenship
Senior VP of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.8	Press Release issued April 16, 2008
99.9	Commentary regarding the First Quarter 2008 Results